NORTHEAST
                                   INVESTORS
                                  GROWTH FUND
                                 A NO-LOAD FUND
                                 Annual Report
                               For the Year Ended
                               December 31, 2003
                               Table of Contents

Letter to Shareholders                                           3
Portfolio Transactions (unaudited)                               4
Fund Performance                                                 6
Investment Sectors                                               8
Schedule of Investments                                          9
Financial Statements                                             13
Notes to the Financial Statements                                17
Report of Ernst & Young Independent Auditors                     20
Trustees & Officers                                              21

Dear Fellow Shareholders:

As I write, the year 2003 seems like ancient history, moving rapidly, as we are, into the Presidential primaries and an upcoming election year.
In fact, 2003 was a signi.cant year for the fund as we posted a total return of +28.4%, just shy of the +28.7% recorded by the S&P 500. The year 2003 also put an end to a three-year market decline and seems to have restored some stability in the equity markets as a whole.
Throughout this three year market decline, and last year, our aims and objectives remained the same - namely to buy and hold well-managed companies whose business affords a healthy outlook for significant growth in revenues and earnings.

During the past year, we have not hesitated to trim the sails and alter our course with some of the holdings inasmuch as economic and market conditions change quickly. However, as I am sure you will see with a quick look at this report, we have our shareholder funds spread over fifty-four interesting investments which we believe will serve you well over the foreseeable future.

I would be remiss not to mention the Securities and Exchange
Commission and the New York State investigations of the mutual fund industry, its practices and the sad findings that a number of firms have violated the con.dence shareholders have placed in them. Northeast
Investors Growth Fund has in place procedures and agreements designed to prevent so-called "late trading", and we do not believe your fund has been the victim of any late trading activities, nor, to our knowledge, have any of our employees bought or sold your fund in an unauthorized way. As a noload fund, we have not paid anyone to sell our shares, nor have we experienced any detrimental short-term trading in the fund itself. Said simply, to the best of our knowledge, we are managing the fund in accordance with the rules of the road.

Effective March 1, 2004 we are moving our offices - a mere three blocks away - to 150 Federal Street, Boston - with a different zip code - 02110. Our telephone numbers and all else remain the same. We have outgrown our current space and look forward to this change and the freshness that it brings.

As always, please write or call me directly with any questions or comments you might have. Our daily closing price is the bottom line and of keen concern to me personally.

                        Ever sincerely,
                        William A. Oates, Jr.
                        President

February 19, 2004

Portfolio Transactions (unaudited)
January 1, 2003-December 31, 2003
Additions to Existing Holdings


                                               Additions       Now Own
3M Co.                                          17,300          49,000
Analog Devices                                  28,000          64,000
Citigroup, Inc.                                 71,500          115,500
Medtronic, Inc.                                 10,000          49,800
Microsoft Corp.                                 70,000          184,000

New Holdings
                                                                Now Own
Banknorth Group, Inc.                                           31,000
Barr Pharmaceuticals, Inc.                                      34,200
Boston Scientific Corp.                                         61,500
Cisco Systems, Inc.                                             133,000
Comcast Corp., Class A                                          48,900
Corning, Inc.                                                   394,000
Dell, Inc.                                                      67,200
Ebay, Inc.                                                      43,000
Gilead Sciences, Inc.                                           38,000
Home Depot, Inc.                                                46,000
Iron Mountain, Inc.                                             39,050
Teva Pharmaceutical Industries, LTD.                            35,100
Time Warner, Inc.                                               133,000
XM Satellite Radio Holdings, Class A                            86,000
Zimmer Holdings                                                 47,800

Eliminations/Reductions of Holdings
                                                Sold            Now Own
Abbott Laboratories                             36,000          37,000
American International Group                    53,569          0
Bank One Corp.                                  25,000          57,000
Berkshire Hathaway, Inc., Class B               1,450           0
Bristol-Myers Squibb Co.                        69,800          0
Brown-Forman Corp., Class B                     22,800          0
ChevronTexaco Corp.                             6,700           21,800
Chubb Corp.                                     32,500          0
Eaton Vance Corp.                               84,000          113,000
Eli Lilly & Co.                                 15,000          21,900
Exxon Mobil Corp.                               14,000          115,882
Fifth Third Bancorp.                            20,000          59,050
First Data Corp.                                39,000          68,000
FleetBoston Financial Corp.                     33,000          110,634
General Electric Co.                            19,300          154,500
Intel Corp.                                     26,000          128,400
International Business Machines Corp.           13,000          41,800
John Hancock Financial Services                 148,000         0
Johnson & Johnson                               9,000           52,400
Lowe's Companies, Inc.                           46,500          0
Mellon Financial Corp.                          33,000          122,500
Merck & Co., Inc.                               60,400          0
Pfizer, Inc.                                    34,000          121,731
Proctor & Gamble Co.                            5,600           34,200
Schering-Plough Corp.                           101,600         0
State Street Corp.                              54,000          81,400
Sysco Corp.                                     36,000          36,000
United Parcel Service, Inc.                     8,000           29,500
Viacom, Inc., Class A                           46,000          0
Wal-Mart Stores, Inc.                           21,000          76,600
Walt Disney Co.                                 119,000         142,000
Zions Bancorporation                            17,000          74,400

Average Annual Total Return
One year ended December 31, 2003                                 28.39%
Five years ended December 31, 2003                               -2.01%
Ten years ended December 31, 2003                                10.88%

The following graph compares the cumulative total shareholder return on the Northeast Investors Growth Fund shares over the ten preceding years to the cumulative total share return on the Standard & Poor's 500 Index. Assuming an investment of $10,000 in both at their closing prices on January 1, 1994 and reinvestment of dividends and capital gains. For management's discussion of the Growth Fund's 2003 performance, including strategies and market conditions which influenced such performance, see the President's letter to shareholders.

Table Omitted

                1994    1995    1996    1997    1998    1999    2000    2001    2002    2003
Northeast
Investors      $9,993 $13,636 $16,991 $23,325 $31,102 $40,162 $34,154 $28,296 $21,882 $28,094
Growth
Fund

Standard
& Poor's       $10,128 $13,888 $17,037 $22,677 $29,103 $35,226 $32,021 $28,217 $21,981 $28,285
500 Index

Returns and Per Share Data

                       Year Ended December 31,
                        1994    1995    1996    1997    1998    1999    2000    2001    2002     2003
Net Asset Value         8.13    10.59   12.15   15.84   20.47   26.08   20.23   15.43   11.91   15.26
Income Dividend         0.06    0.07    0.05    0.06    0.05    0.02    0.00    0.00    0.02    0.03
Capital Gains Dist.     0.17    0.44    0.98    0.77    0.55    0.31    2.05    1.44    0.00    0.00
NEIG Return (%)         -0.07   36.46   24.60   37.28   33.34   29.13   -14.96  -17.15  -22.67  28.39
S&P 500 Return (%)      1.28    37.12   22.68   33.10   28.34   21.04   -9.10   -11.88  -22.10  28.68

Table Omitted

Ten Largest Investment Holdings
December 31, 2003
Ten Largest Investment Holdings
                                                                    Market
                                                         Cost       Value
Citigroup, Inc.                                          $4,178,969 $5,606,370
Microsoft Corp.                                           7,256,553  5,036,080
FleetBoston Financial Corp.                               4,072,406  4,829,174
General Electric Co.                                      5,556,965  4,786,410
Exxon Mobil Corp.                                         4,437,477  4,751,162
Zions Bancorporation                                      4,121,592  4,563,696
Pfizer, Inc.                                              4,628,401  4,300,756
State Street Corp.                                        3,117,209  4,239,312
3M Co.                                                    2,727,544  4,166,470
Eaton Vance Corp.                                         2,580,247  4,140,320

Investment Sectors As a Percentage of Net Assets

Integrated Oil & Gas                                                    7.85%
Pharmaceuticals/Drug                                                    10.52%
Conglomerate                                                            6.33%
Banks                                                                   11.65%
Other                                                                   48.97%
Semiconductors                                                          4.97%
Communications Equipment                                                5.18%
Health Care Equipment                                                   5.68%
Financial/Custody                                                       13.87%
Computer Hardware                                                       4.35%

Market value of securities equals 119.37% of Net Assets.

Chart Omitted

Schedule of Investments December 31, 2003
                                                Number          Market                  Percent
Common Stocks                                   of              Value                   of Net
Name of Issuer                                  Shares          (Note B)                Assets

Air Freight & Logistics
United Parcel Service, Inc.                     29,500          $ 2,199,225             1.55%

Application Software
Intuit, Inc.*^                                  27,500            1,453,650             1.03%

Asset Management & Custodian
Mellon Financial Corp.                          122,500           3,933,475
State Street Corp.                              81,400            4,239,312
                                                                -----------
                                                                  8,172,787             5.77%
Biotechnology
Amgen, Inc.^                                    39,000            2,409,810
Gilead Sciences, Inc.^                          38,000            2,214,640
                                                                -----------
                                                                  4,624,450             3.27%
Broadcast Cable TV
Comcast Corp., Class A^                         48,900            1,603,431
Cox Communications, Inc.^#                      66,000            2,273,700
                                                                -----------
                                                                  3,877,131             2.74%
Communications Equipment
Cisco Systems, Inc.                             133,000           3,222,590
Corning, Inc.*#                                 394,000           4,109,420
                                                                -----------
                                                                  7,332,010             5.18%
Computer & Electronics
Best Buy Co., Inc.                              51,000            2,664,240             1.88%

Computer Hardware
Dell, Inc.^                                     67,200            2,283,456
International Business Machines Corp.           41,800            3,874,024
                                                                -----------
                                                                  6,157,480             4.35%
Conglomerate
3M Co.*                                         49,000            4,166,470
General Electric Co.*                           154,500           4,786,410
                                                                -----------
                                                                  8,952,880             6.33%
Consumer Finance
American Express Co.                            35,500            1,712,165             1.21%

Data Processing
First Data Corp.                                68,000            2,794,120
Iron Mountain, Inc.^                            39,050            1,544,037
                                                                -----------
                                                                  4,338,157             3.06%
Diversified Banks
Bank One Corp.*                                 57,000            2,598,630
FleetBoston Financial Corp.*                    110,634           4,829,174
                                                                -----------
                                                                  7,427,804             5.25%
Diversified Chemical
Cabot Corp.                                     82,000            2,610,880             1.85%

Diversified Financial Services
Citigroup, Inc.*                                115,500           5,606,370             3.96%

Semiconductors
Analog Devices#                                 64,000            2,921,600
Intel Corp.*                                    128,400           4,115,220
                                                                -----------
                                                                  7,036,820             4.97%
Financial Services Misc.
Eaton Vance Corp.                               113,000           4,140,320             2.92%

Food Distributors
Sysco Corp.                                     36,000            1,340,280             0.95%

Food Retail
Whole Foods Market, Inc.                        56,200            3,772,706             2.67%

Health Care Equipment
Boston Scientific Corp.^                        61,500            2,260,740
Medtronic, Inc.                                 49,800            2,420,778
Zimmer Holdings^                                47,800            3,365,120
                                                                -----------
                                                                  8,046,638             5.68%

Home Improvement Retail
Home Depot, Inc.                                46,000            1,632,540             1.15%

Household Products
Proctor & Gamble                                34,200            3,415,896             2.41%

Internet Retail
Ebay, Inc.^                                     43,000            2,778,230             1.96%

Integrated Oil & Gas
B P Amoco, PLC                                  51,200            2,526,720
ChevronTexaco Corp.                             21,800            1,883,302
Exxon Mobil Corp.*                              115,882           4,751,162
Royal Dutch Petroleum                           37,200            1,948,908
                                                                -----------
                                                                 11,110,092             7.85%

Major Regional Banks
Banknorth Group, Inc.^                          31,000            1,008,430
Fifth Third Bancorp                             59,050            3,489,855
Zions Bancorporation                            74,400            4,563,696
                                                                -----------
                                                                  9,061,981             6.40%

Managed Health
Anthem, Inc.^#                                  18,500            1,387,500             0.98%

Movies & Entertainment
Time Warner, Inc.^                              133,000           2,392,670
Walt Disney Co.*                                142,000           3,312,860
                                                                -----------
                                                                  5,705,530             4.03%

Personal Products
Gillette Co.                                    81,000            2,975,130             2.10%

Pharmaceuticals/Drug
Abbott Laboratories*                            37,000            1,724,200
Barr Pharmaceuticals, Inc.^#                    34,200            2,631,690
Eli Lilly & Co.                                 21,900            1,540,227
Johnson & Johnson*                              52,400            2,706,984
Pfizer, Inc.                                    121,731           4,300,756
Teva Pharmaceutical Industries, LTD             35,100            1,990,521
                                                                -----------
                                                                 14,894,378            10.52%

Radio
XM Satellite Radio Holdings, Class A^#          86,000            2,260,940             1.60%

Retail-General
Wal-Mart Stores, Inc.                           76,600            4,063,630             2.87%

Soft Drinks
PepsiCo, Inc.                                   54,100            2,522,142             1.78%

Systems Software
Microsoft Corp.                                 184,000           5,036,080             3.56%

Total Common Stocks (Cost-$133,616,114)                         158,310,062           111.83%

Cash Equivalents
Dreyfus Cash Management Plus Fund+-0.93535%   6,500,000         $ 6,500,000
Merrimac Cash Fund-Premium Class+-0.9764%     4,169,999           4,169,999
Total Cash Equivalents (Cost-$10,669,999)                       $10,669,999             7.54%
Total Investment Portfolio (Cost-$144,286,113)                  168,980,061           119.37%
Total Assets and Liabilities                                    (27,419,518)          -19.37%
Total Net Assets                                               $141,560,543           100.00%

* All or a portion of this security is pledged to collateralize short-term borrowings
^ Non-income producing security
# Currently out on loan
+ Security held as collateral for securities loan. The rate quoted is the annualized seven day yield of the fund at period end. (See Note I)
The accompanying notes are an integral part of the .nancial statements.

Statement of Assets and Liabilities
December 31, 2003
Assets

Investments-at market value (including securities loaned of $10,302,513)
(cost $144,286,113)-see note I                                     $168,980,061
Dividends receivable                                                    179,152
Receivable for shares of bene.cial interest sold                        132,291
                                                                  -------------
Total Assets                                                       $169,291,504

Liabilities

Short-term borrowing                                                $16,832,482
Collateral on securities loaned, at value-see note I                 10,669,999
Payable for shares of bene.cial interest repurchased                     86,168
Accrued investment advisory fee                                          65,272
Accrued expenses                                                         77,040
                                                                    -----------
Total Liabilities                                                    27,730,961

Net Assets                                                         $141,560,543

Net Assets Consist of:

Capital paid-in                                                    $134,047,946
Accumulated net realized loss                                      (17,181,351)
Net unrealized appreciation of investments                           24,693,948
                                                                  -------------
Net Assets                                                         $141,560,543

Net Asset Value, offering price and redemption price per share
($141,560,543/9,278,207 shares)                                          $15.26
                                                                         ------

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Year Ended December 31, 2003

Investment Income
Dividend income                                                      $2,104,827
Other income                                                             24,108
                                                                    -----------
Total Income                                                          2,128,935

Expenses
Investment advisory fee                                                $744,809
Administrative expenses and salaries                                    392,495
Interest expense                                                        283,316
Printing, postage and stationary                                         83,300
Legal fees                                                               82,000
Computer and related expenses                                            75,125
Audit fees                                                               71,250
Insurance                                                                37,500
Registration and filing fees                                             25,375
Trustee fees                                                             20,000
Commitment fee                                                           14,871
Telephone expense                                                        13,250
Custodian fees                                                            6,710
Miscellaneous fees                                                        7,425
                                                                      ---------
Total Expenses                                                        1,857,426

Net Investment Income                                                   271,509
                                                                       --------

Realized and Unrealized Gain (Loss) on Investments

Net realized loss from investment transactions                      (3,955,081)
Change in unrealized appreciation (depreciation) of investments      36,617,308
                                                                    -----------
Net realized and unrealized gain on investments                      32,662,227

Net Increase in Net Assets Resulting from Operations                $32,933,736
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
                                                                        Year Ended               Year Ended
                                                                        December 31,             December 31,
                                                                        2003                     2002

Increase (Decrease) in Net Assets

From Operations:
Net investment income                                                   $271,509                 $259,677
Net realized loss from investment transactions                        (3,955,081)              (3,378,604)
Change in unrealized appreciation (depreciation) of investments       36,617,308              (36,690,613)
                                                                     ------------            -------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                                             32,933,736              (39,809,540)
                                                                     -----------             -------------

Distributions to Shareholders
From net investment income                                              (279,662)                (251,524)
From net realized gains on investments                                         -                        -
                                                                        ---------                ---------

Total Distributions                                                     (279,662)                (251,524)
                                                                        ---------                ---------

From Net Fund Share Transactions                                     (17,079,254)             (21,171,251)
                                                                     ------------             ------------

Total Increase (Decrease) in Net Assets                               15,574,820              (61,232,315)

Net Assets:
Beginning of Period                                                  125,985,723              187,218,038
                                                                    ------------              ------------

End of Period                                                       $141,560,543             $125,985,723
                                                                   -------------             -------------

The accompanying notes are an integral part of the financial statements.

Financial Highlights
                                                                                Year Ended December 31,
                                      2003              2002            2001            2000            1999
Per Share Data^

Net Asset Value:
Beginning of Period                   $11.91            $15.43          $20.23          $26.08          $20.47
Income From Investment
Operations:
Net investment gain(loss)              0.03              0.02           (0.01)          (0.09)           0.01
Net realized and unrealized gain
(loss) on investment                   3.35             (3.52)          (3.35)          (3.71)           5.93
                                      -----             ------          ------          ------           ----
Total from investment operations       3.38             (3.50)          (3.36)          (3.80)           5.94

Less Distributions:
Net investment income                 (0.03)            (0.02)           0.00            0.00           (0.02)
Capital gain                             --              0.00           (1.44)          (2.05)          (0.31)
                                      ------            ------          ------          ------          ------
Total Distributions                   (0.03)            (0.02)          (1.44)          (2.05)          (0.33)
Net Asset Value:
End of Period                         $15.26            $11.91          $15.43         $20.23           $26.08

Total Return                          28.39%           -22.67%         -17.15%        -14.96%           29.13%

Ratios & Supplemental Data
Net assets end of period
(in millions)                        $141,561         $125,986        $187,218        $272,222         $357,650
Ratio of operating expenses to
average net assets (includes interest
expenses)                               1.43%            1.31%           1.14%           0.97%            0.85%
Ratio of interest expense to
average net assets                      0.22%            0.21%           0.14%           0.22%            0.10%
Ratio of net investment income
to average net assets                   0.21%            0.17%          -0.05%          -0.34%            0.03%

Portfolio turnover rate                   25%              26%             30%             33%              31%

^Average share method used to calculate per share data


Notes to Financial Statements

Note A-Organization

Northeast Investors Growth Fund (the "Fund") is a diversified, no-load, open-end, series-type management investment company registered under the Investment Company Act of 1940, as amended. The Fund presently consists of one portfolio and is organized as a Massachusetts business trust.

The Fund's objective is to produce long term growth for its shareholders.

Note B-Significant Accounting Policies

Significant accounting policies of the Fund are as follows:

Valuation of Investments: Investments in securities traded on national securities exchanges are valued based upon closing prices on the exchanges. Securities traded in the over-the-counter market and listed securities with no sales on the date of valuation are valued at closing bid prices. Repurchase agreements are valued at cost with earned interest included in interest receivable. Other short-term investments, when held by the Fund, are valued at cost plus earned discount or interest which approximates market value.

Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees.

Security Transactions: Investment security transactions are recorded on the date of purchase or sale. Net realized gain or loss on sales of investments is determined on the basis of identified cost.

Federal Income Taxes: No provision for federal income taxes is necessary since the Fund has elected to qualify under subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

State Income Taxes: Because the Fund has been organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state income or excise taxes.

Distributions and Income: Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for capital loss carryovers and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassi.cations to paid-incapital. The Fund's distributions and dividend income are recorded on the ex-dividend date. Interest income, which consists of interest from repurchase agreements, is accrued as earned.

Use of Estimates: The preparation of .nancial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the .nancial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note C-Investment Advisory and Service Contract and Affiliated Expenses

The Fund has its investment advisory and service contract with Northeast Management & Research Company, Inc. (the "Advisor"). Under the contract, the Fund pays the Advisor an annual fee at a maximum rate of 1% of the first $10,000,000 of the Fund's average daily net assets, 3/4 of 1% of the next $20,000,000 and 1/2 of 1% of the average daily net assets in excess of $30,000,000, in monthly installments on the basis of the average daily net assets during the month preceding payment. All trustees except Messrs. John C. Emery and Michael Baldwin are of.cers or directors of the Advisor. The compensation of all disinterested trustees of the Fund is borne by the Fund.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary of.ce space and portfolio accounting and bookkeeping services. The salaries of all of.cers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Fund pays expenses, including the salaries of employees engaged in activities, related to its role as transfer, dividend paying and shareholder servicing agent.

Note D-Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments, other than short-term securities, aggregated $35,392,313 and $52,073,315, respectively, for the year ended December 31, 2003.

Note E-Shares of Beneficial Interest

At December 31, 2003, there was an unlimited number of shares of beneficial interest authorized with no par value. Transactions in shares of beneficial interest were as follows:


                                                2003                            2002
                                        ----------------------          ----------------------
                                        Shares          Amount          Shares          Amount
Shares sold                             441,531         $ 5,812,191     2,325,562       $ 32,176,655
Shares issued to shareholders
in reinvestment of
distributions from net
investment income and
realized gains from security
transactions                            16,607            $ 244,620        17,697          $ 219,978
                                      ---------         -----------    ----------      --------------
                                        458,138         $ 6,056,811     2,343,259       $ 32,396,633
Shares repurchased                   (1,764,370)       $(23,136,065)   (3,894,744)      $(53,567,884)
                                     ----------        ------------    ----------      --------------
Net decrease                         (1,306,232)       $(17,079,254)   (1,551,485)      $(21,171,251)


Note F-Repurchase Agreement

On a daily basis, the Fund invests any cash balances into repurchase agreements hypothecated by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is suf.cient in the event of default. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Note G-Committed Line of Credit

Short-term bank borrowings, which do not require maintenance of compensating balances, are generally on a demand basis and are at rates equal to adjusted money market interest rates in effect during the period in which such loans are outstanding. The Fund has entered an agreement which enables the Fund to borrow up to $25,000,000 from an unsecured line of credit State Street Bank and Trust. At December 31, 2003, the Fund had unused lines of credit amounting to $8,167,518. In addition the fund pays a commitment fee of 0.12% per annum, payable at the end of each quarter based on the unused portion of the line of credit.

The following information relates to aggregate short-term borrowings during the year ended December 31, 2003:

Average amount outstanding (total of daily outstanding principal
balancesdivided by number of days during the period)                $14,625,967
Weighted average interest rate (actual interest expense on
short-term borrowing divided by average short-term borrowings
outstanding)                                                              1.94%

Note H-Additional Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2002 and 2003 were $251,524 and $279,662 respectively, and were classified as ordinary income.

As of December 31, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                        2003
Capital loss carryforward                          $(17,181,351)
Unrealized gains (losses)-net                        24,693,948
                                                  --------------
Total accumulated earnings (losses-net)             $ 7,512,597
Capital loss carryforward year of expiration          2009-2011

At December 31, the Fund's aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

                                                        2003
Tax cost                                           $144,286,113
Gross unrealized gain                                29,308,144
Gross unrealized loss                                (4,614,196)
Net unrealized security gain (loss)                $ 24,693,948

Note I-Securities Lending

The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 102% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At December 31, 2003, the value of securities loaned and the value of collateral was $10,302,513 and $10,669,999, respectively. During the year ended December 31, 2003, income from securities lending amounted to $5,662. The value of loaned securities and cash collateral at year end are disclosed on the Fund's statement of assets and liabilities.

Report of Ernst & Young Independent Auditors

To the Board of Trustees and Shareholders of Northeast Investors Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Northeast Investors Growth Fund (the "Fund") as of December 31, 2003, and the related statement of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2002 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated February 14, 2003, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the .nancial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Northeast Investors Growth Fund at December 31, 2003, the results of its operations, the changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP
Boston, Massachusetts
February 9, 2004

Trustees and Officers

The Trustees of Northeast Investors Growth Fund are William A. Oates Jr., Ernest E. Monrad, Robert B. Minturn, John C. Emery, and Michael Baldwin. Under Massachusetts law, the Trustees are generally responsible for the management of Northeast Investors Growth Fund. The following table provides certain information about the Fund's Trustees and Officers:

The Statement of Additional Information (SAI) contains additional information about the trustees and is available without charge upon request by calling the Fund at 1-800-225-6704.

                                                                                Principal
                                                Length of                       Occupation(s)           Other
                        Position(s) Held        Time                            During                  Directorships
Name, Address and Age   with Trust              Served(1)                       Last 5 Years            held by Trustee

                                                AFFILIATED TRUSTEES AND FUND OFFICERS

William A. Oates, Jr.   President and           23 years                        Trustee and
150 Federal Street      Trustee                                                 President of
Boston, MA                                                                      Northeast Investors
Age 61                                                                          Growth Fund

Ernest E. Monrad        Trustee                 23 years                        Trustee of the          Century Shares
150 Federal Street                                                              Northeast Investors     Trust
Boston, MA                                                                      Trust                   Century Capital
Age 73                                                                                                  Management Trust
                                                                                                        The New America
                                                                                                        High Income Fund,
                                                                                                        Inc.
                                                                                                        Northeast Investors
                                                                                                        Trust
Gordon C. Barrett       Senior Vice             10 years                        Officer of the
150 Federal Street      President and                                           Northeast Investors
Boston, MA              Chief Financial                                         Growth Fund,
Age 47                  Officer                                                 Northeast Investors
                                                                                Trust, Northeast
                                                                                Investment
                                                                                Management, Inc.

Robert B. Minturn       Trustee, Clerk,         23 years                        Clerk and Trustee       Northeast Investors
150 Federal Street      and Vice                                                of the Northeast        Trust
Boston, MA              President                                               Investors Trust
Age 64

                                                INDEPENDENT TRUSTEES

John C. Emery           Trustee                 23 years                        Partner, Law Firm
One Post Office Square                                                          of Sullivan &
Boston, MA                                                                      Worcester
Age 73
Michael Baldwin         Trustee                 4 years                         Partner, Baldwin
3 Barnabas Road                                                                 Brothers, Inc.
Marion, MA
Age 63
(1) The Trustees serve until their resignation or the appointment of a successor and the officers serve at the pleasure of the Trustees.


Trustees
William A. Oates, Jr.
Ernest E. Monrad
Robert B. Minturn
John C. Emery
Michael Baldwin

Officers
William A. Oates, Jr., President
Gordon C. Barrett, Senior Vice President & CFO
Ernest E. Monrad, Assistant Treasurer
Robert B. Minturn, Vice President & Clerk
Bruce H. Monrad, Vice President
Richard J. Semple, Vice President
David A. Randall, Vice President

Investment Advisors
Northeast Management & Research Company, Inc.
150 Federal Street
Boston, Massachusetts 02110

Custodian
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02205

Legal Counsel
Mintz, Levin, Cohn, Ferris, Glovsky
and Popeo, P.C.
One Financial Center
Boston, Massachusetts 02111

Transfer Agent
Northeast Investors Growth Fund
150 Federal Street
Boston, Massachusetts 02110

Independent Auditors
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

This report is prepared for the information of the shareholders of Northeast Investors Growth Fund and must not be given to others unless preceded or accompanied by a copy of the current Prospectus by which all offerings of the Fund shares are made. It should be noted in reading this report and the letter to shareholders that the record of past performance is not a representation as to the Fund's future performance, and that the Fund's investments are subject to market risks.

Shares of the Fund are sold to investors at net asset value by

                                Northeast Investors Growth Fund
                                150 Federal Street
                                Boston, Massachusetts 02110
                                800-225-6704 )617-523-3588
                                www.northeastinvestors.com

The share price for Northeast Investors Growth Fund is quoted daily in the Mutual Funds section of most major newspapers under several abbreviations including: NE Inv GR, NE Investor.